UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

 Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On August 1, 2022, Global Payments Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference.

The Company is also furnishing certain supplemental non-GAAP financial information set forth in Exhibit 99.2 to this Report. The purpose of the supplemental non-GAAP financial information is to reflect the planned divestiture of the consumer portion of the Company's Business and Consumer Solutions segment and the realignment of the retained business-to-business portion of the Business and Consumer Solutions segment to the Issuer Solutions segment that the Company anticipates will take place during the third quarter of 2022. The Company is providing such supplemental financial information to enhance its shareholders’ ability to evaluate the Company's operating performance based on how the business will be managed going forward. The information included in Exhibit 99.2 presents the supplemental non-GAAP financial information for the first and second quarters of 2022 and each of the quarterly periods of 2021.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Global Payments Inc., containing financial information for the quarter ended June 30, 2022, dated August 1, 2022.
99.2	Global Payments Inc. supplemental financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	August 1, 2022	By: /s/ Joshua J. Whipple
Joshua J. Whipple
Senior Executive Vice President and Chief Financial Officer